SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Eaton Vance Growth Trust
(Name of Registrant as Specified in Its Charter)

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Eaton Vance Worldwide Health Sciences Fund recently sent you materials regarding a Special Meeting of Shareholders to be held on July 1, 2011. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled.

1-866-615-7268

Eaton Vance Worldwide Health Sciences Fund has made it very easy for you to vote. Choose one of the following methods:
Voting is
very important.

. Speak to a live Proxy Specialist by calling the number above. We can answer any of your questions and record your vote. (open: M-F 9:30am – 9pm, Sat 10am – 6pm ET)

Please vote now to be
sure your vote is
received in time for the
July 1, 2011	. Log on to the website noted on your proxy card and enter your control number printed on the card, and vote by following the on-screen prompts.
Special Meeting of
Shareholders.

. Call the phone number on the proxy card and enter the control number printed on the card and follow the touchtone prompts.

. Mail in your signed proxy card in the envelope provided.

To obtain another set of proxy materials please call the number above.

Voting takes only a few minutes.
PLEASE VOTE TODAY.

EV 7/1